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                                                                    Exhibit 23.2


                       INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Hexcel Corporation on Form S-4 of our report dated February 28, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/  DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
Oakland, California
February 1, 1999